UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2026

 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 23, 2026 (the “Closing Date”), Conduent Incorporated (the “Company”) completed a refinancing of its existing $357 million senior secured revolving credit facilities (the “Existing Revolving Credit Facilities”) with its existing revolving lenders (the “Existing Lenders”) by extending the maturities thereof and adding $90 million of additional commitments, comprised of $75 million of new first-out revolving commitments and establishing a new $15 million backstop performance letter of credit (“PLOC”) facility (the “Refinancing Transactions”).
As part of the Refinancing Transactions, Conduent Government Holdings I, LLC, as holdings (“New Holdings”), Conduent Government Holdings II, LLC, as borrower (“New Borrower”), each an indirect wholly-owned subsidiary of the Company, and the GHS/EES Subsidiaries (as defined below), entered into the New Credit Agreement (as defined below) containing (i) a first-out senior secured revolving credit facility providing for aggregate commitments of up to $75 million (the “New First-Out Revolving Credit Facility”), (ii) two second-out senior secured revolving credit facilities providing for aggregate commitments of up to $357 million (the “New Second-Out Revolving Credit Facilities” and together with the New First-Out Revolving Credit Facility, the “New Revolving Credit Facilities”) and (iii) the new PLOC facility, providing for aggregate commitments of up to $15 million, which may be used to fund reimbursement obligations in respect of PLOCs outstanding under the Existing Credit Agreement (the “New PLOC Credit Facility” and together with the New Revolving Credit Facilities, the “New Facilities”). The Existing Lenders replaced all revolving obligations under the Existing Revolving Credit Facilities with the New Second-Out Revolving Credit Facilities. All revolving obligations under the Existing Revolving Credit Facilities were deemed to be repaid with the amounts outstanding on the Closing Date under the New Second-Out Revolving Credit Facilities, which were on-lent to Conduent Business Services, LLC under the Intercompany Second-Out Revolving Credit Facility (as defined below) provided by New Borrower.
The Company, Conduent Business Services, LLC, Conduent State & Local Solutions, Inc. and Affiliated Computer Services International B.V. (“Released Dutch Borrower”), and certain subsidiaries of the Company, as guarantors, (collectively, the “Existing Entities”) also amended the Existing Credit Agreement (as defined below) to, among other changes, permit the Refinancing Transactions.
Concurrently, the Company contributed certain assets, including the equity of certain wholly-owned subsidiaries (the “GHS/EES Subsidiaries”), relating to the Company’s government health services and eligibility and enrollment services businesses to New Borrower. The Company released the GHS/EES Subsidiaries as guarantors and grantors of collateral under the Existing Credit Agreement. The GHS/EES Subsidiaries all remain wholly owned subsidiaries of the Company.
New Credit Agreement
On the Closing Date, the New Holdings, New Borrower and certain GHS/EES Subsidiaries, as guarantors (collectively, the “New Entities”) entered into that certain Credit Agreement (the “New Credit Agreement”), together with the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent (the “Administrative Agent”), which provides for the New Facilities.
The New Facilities are guaranteed by the New Entities (other than New Borrower with respect to its own obligations) and the obligations are secured by a first priority lien on substantially all the assets of the New Entities.
Borrowings under the New First-Out Revolving Credit Facility and the New Second-Out Revolving Credit Facilities bear interest at a per annum rate equal to, at the option of the borrower, (i) the applicable term SOFR rate plus a margin of 4.00% and 3.00%, respectively or (ii) the applicable base rate plus a margin of 3.00% and 2.00%, respectively, and mature on May 31, 2029. Loans under the New PLOC Facility are deemed made when a PLOC under the Existing Credit Agreement is drawn and not reimbursed, are due on demand and bear interest at the rate applicable to the New Second-Out Extended Revolving Credit Facility plus 2.00%. Additionally, the New Revolving Credit Facilities are subject to a 0.50% commitment fee and other customary upfront fees. No amounts were drawn under the New First-Out Revolving Credit Facility as of the Closing Date.
The New Revolving Credit Facilities are subject to customary voluntary and mandatory prepayment provisions, including requirements to permanently prepay portions of the New Revolving Credit Facilities with the proceeds of certain asset sales or upon the occurrence of certain other events. Specifically, the Company repaid $62 million to certain of the Existing Lenders under the New Second-Out Revolving Credit Facilities from net proceeds from the previously disclosed sale of our Public Transit business. Upon payment of certain amounts from the net proceeds of both the Public Transit and Tolling businesses, the aggregate commitments under the New Second-Out Revolving Credit Facilities will be reduced as described in the New Credit Agreement.

The New Credit Agreement also contains customary affirmative covenants, representations and warranties and events of default for borrowers and facilities of this type, including, among others, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to other indebtedness and insolvency events. Additionally, the New Credit Agreement includes an event of default if New Borrower and its subsidiaries have not entered into a qualified securitization or receivables financing facility of not less than $100 million (the “Factoring Condition”) by December 31, 2026 (or up to 45 days past such date if agreed by the applicable required lenders) or such Factoring Condition fails to be met anytime thereafter. In addition, the New Credit Agreement includes customary negative covenants for borrowers and facilities of this type that, among other things, restrict the ability of the New Entities to pay dividends or make other distributions, make investments, incur additional indebtedness and engage in certain other activities.
The New Credit Agreement also contains certain customary financial maintenance covenants for borrowers and facilities of this type which, among other things, require the Company to maintain certain specified leverage ratios and liquidity and New Borrower to maintain a certain minimum Adjusted EBITDA.
The foregoing summary and description of the New Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Report”) and incorporated by reference herein.
Amendment to Existing Credit Agreement
On the Closing Date, the Existing Entities entered into Amendment No. 5 (the “Amendment”), with the existing revolving lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (the “Existing Agent”), to the Credit Agreement (the “Existing Credit Agreement”), dated as of October 15, 2021, among the Existing Entities, the lenders and L/C issuers party thereto and the Existing Agent.
The Amendment made certain changes to the Existing Credit Agreement to permit the Refinancing Transactions, extinguish all revolving commitments thereunder and reduce the performance letters of credit commitments as described in the Amendment, which mature in 2028, as of the Closing Date. Reimbursement obligations in respect of those performance letters of credit may be funded with loans under the New PLOC Facility, as described above.
The foregoing summary and description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.2 to this Report and incorporated by reference herein.
Intercompany Credit Agreement
On the Closing Date, the Existing Entities (other than the Released Dutch Borrower) entered into that certain Intercompany Credit Agreement (the “Intercompany Credit Agreement”), with the New Borrower, as lender, and Ankura Trust Company, LLC, as administrative agent and collateral agent (the “Intercompany Agent”), providing for (i) a first-out senior secured revolving credit facility providing for aggregate commitments of up to $75 million (the “Intercompany First-Out Revolving Credit Facility”), (ii) two second-out senior secured revolving credit facilities providing for aggregate commitments of up to $357 million (the “Intercompany Second-Out Revolving Credit Facilities” and together with the Intercompany First-Out Revolving Credit Facility, the “Intercompany Revolving Credit Facilities”) and (iii) a $15 million PLOC facility, the proceeds of which may be used to satisfy reimbursement obligations in respect of PLOCs (the “Intercompany PLOC Credit Facility” and together with the Intercompany Revolving Credit Facilities, the “Intercompany Facilities”).
The Intercompany Facilities are guaranteed by each of the Existing Entities that remain as guarantors following the Refinancing Transactions and the obligations thereunder are secured by a first priority lien on substantially all of the assets of the Existing Entities (other than the Released Dutch Borrower), pari passu with the Company’s existing 6.00% Senior Secured Notes due 2029 (the “Senior Notes”) and with the Existing Credit Agreement, as amended by the Amendment.
Borrowings under the Intercompany Credit Agreement bear interest at a per annum rate equal to the rate applicable to the corresponding facility under the New Credit Agreement (including term SOFR or base rate plus the applicable margin) and mature on May 31, 2029.
The Intercompany Credit Agreement contains terms that are consistent with the New Credit Agreement, including affirmative and negative covenants, events of default and mandatory repayments.

In connection with entrance into the Intercompany Credit Agreement, the Intercompany Agent joined the existing first lien intercreditor agreement as an additional first lien collateral representative.
The foregoing summary and description of the Intercompany Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intercompany Credit Agreement, a copy of which is filed as Exhibit 10.3 to this Report and incorporated by reference herein.
Item 1.02. Termination of a Material Definitive Agreement.
In connection with the Amendment as described in Item 1.01 above, on the Closing Date, all outstanding revolving obligations under the Existing Credit Agreement were determined to be repaid as set forth above and all revolving commitments thereunder were terminated. The performance letters of credit commitments under the Existing Credit Agreement, as amended by the Amendment, were reduced as described in Item 1.01 and remain committed (and reduced as described in Item 1.01) under the Existing Credit Agreement, as amended by the Amendment.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
On October 23, 2026, the Company issued a press release announcing the closing of the Refinancing Transactions. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in Item 7.01 of this Report and in Exhibit 99.1 to this Report shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in Item 7.01 of this Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement, dated as of October 23, 2026, among Conduent Government Holdings I, LLC, as holdings, Conduent Government Holdings II, LLC, as borrower, the other guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent and an L/C Issuer

10.2	Amendment No. 5 to Credit Agreement, dated as of October 23, 2026, among Conduent Business Services, LLC, Conduent State & Local Solutions, Inc., Affiliated Computer Services International B.V., Conduent Incorporated, the other guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.
10.3	Intercompany Credit Agreement, dated as of October 23, 2026, among Conduent Business Services, LLC, Conduent State & Local Solutions, Inc., Conduent Incorporated, the other guarantors party thereto, the lenders party thereto and Ankura Trust Company, LLC, as administrative agent and collateral agent.
99.1	Press Release, dated October 23, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
This Report and any exhibits to this Report may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words "anticipate," "believe," "estimate," "expect," "plan," "intend," "will," "aim," "should," "could," "forecast," "target," "may," "continue to," "endeavor," "if," "growing," "projected," "potential," "likely," "see," "ahead," "further," "going forward," "on the horizon," and similar expressions (including the negative and plural forms of such words and phrases), as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but may not be limited to, statements, including in the exhibits to this Report, regarding the Company’s Public Transit and Tolling business sales and our ability to meet the requirements and obligations under the New Credit Agreement and the Intercompany Credit Agreement, including the Factoring Condition. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, many of which are outside of our control, that could cause actual results to differ materially from those expected or implied by such forward-looking statements contained in this Report, any exhibits to this Report and other public statements we make. Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: our significant indebtedness and the terms of such indebtedness; our ability to refinance, extend or replace our indebtedness on acceptable terms or at all; our failure to obtain or maintain a satisfactory credit rating and financial performance; and other factors that are set forth in the "Risk Factors" and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this Report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 23, 2026

CONDUENT INCORPORATED

By:	/s/ GEORGE ABATE
George Abate
Vice President, Chief Accounting Officer